UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2013

EXPLORE ANYWHERE HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Nevada	000-33933	88-0319470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tara Boulevard, Suite 200, Nashua, NH 03062
(Address of principal executive offices) (Zip Code)

(877) 539-5644
(Registrant’s telephone number, including area code)

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Copies to:

Harold P. Gewerter, Esq.
Harold P. Gewerter, Esq. Ltd.
5536 S. Ft. Apache #102
Las Vegas, NV 89148
(702) 382-1714
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2013,  Explore Anywhere Holding Corp. (“Explore”) entered into an exchange agreement to purchase 80% of the outstanding shares of Sponsor Me, Inc..(“Sponsor”) in exchange for 61,204,667 common shares of Explore stock.  Closing is contingent upon the positive vote of the shareholders of Explore.  Upon the completion of the closing Sponsor will become a wholly owned subsidiary of Explore and  Explore will have acquired the business and operations of Sponsor.  Explores current business will also continue.  The Exchange Agreement contains customary representations, warranties, and conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Exchange Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Explore Anywhere Holding Corp.

Dated: July 29, 2013	By:	/s/ Bryan Hammond
Bryan Hammond, CEO

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